SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K
                                Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                       September 6, 2005 (August 31, 2005)
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                                 CNE Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                    1-9224                    56-2346563
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 (State or Other Jurisdiction      (Commission              (I.R.S. Employer
  of Incorporation)                File Number)             Identification No.)


      255 West 36th Street, Suite 800
            New York, New York                                  10018
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 (Address of Principal Executive Offices)                     (Zip Code)


                                  212-300-2112
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]   Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the

      Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
---------------------------------

(b) On August 31, 2005, Anthony S. Conigliaro resigned as the Company's Vice President, Treasurer, Secretary and Chief Financial Officer. Mr. Conigliaro also resigned as Vice President, Treasurer, Secretary, Chief Financial Officer and Director of all of the Company's subsidiaries: (i) SRC Technologies, Inc. and its subsidiaries Connectivity, Inc. and ECI-SRC, Inc. (d/b/a Econo-Comm, Inc. and Mobil Communications),; (ii) U.S. Commlink, Ltd.; and (iii) CareerEngine Network, Inc. and its subsidiary CareerEngine, Inc.

There were no disagreements between Mr. Conigliaro and the Company on any financial or other matters. Mr. Conigliaro remains a member of the Company's Board of Directors.



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CNE GROUP, INC.



Date:  September 6, 2005              By:   /S/George W. Benoit
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                                            George W. Benoit,
                                            Chairman and Chief Executive Officer



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